Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Max Buffer ETF – September

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated September 12, 2025

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given buffer and Target Outcome Period. On September 19, 2025, the Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of September 22, 2025. The new Target Outcome Period will end on September 18, 2026. While the actual caps and buffers will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated cap and buffer ranges for the Fund for the Target Outcome Period beginning on September 22, 2025. A supplement to the Fund’s prospectus will be filed on September 22, 2025 that will include the actual cap and buffer for the new Target Outcome Period, which may be higher or lower than the anticipated cap and buffer ranges set forth below.

Fund	Anticipated cap (before fees and expenses)	Anticipated cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)	Anticipated buffer range (before fees and expenses)	Anticipated buffer range (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Max Buffer ETF – September (SEPM)	7.00%	6.15%	33.70% - 100.00%	32.85% - 99.15%

Please Keep this Supplement with your Fund Prospectus for Future Reference